BROWN ADVISORY FUNDS

Brown Advisory Emerging Markets Fund
(the “Fund”)

Institutional Shares (BAFQX)
Investor Shares (BIAQX)
Advisor Shares (BAQAX)

Supplement dated February 21, 2014
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2013

1.  Change in the Name of the Fund

Effective as of March 21, 2014, the name of the Fund is being changed to the “Brown Advisory – Somerset Emerging Markets Fund”.   The investment objective and the investment strategies of the Fund are not being changed in connection with the name change for the Fund and the current portfolio managers will continue to manage the Fund subject to the current investment strategies that are employed with respect to their management of the Fund.

Investors should retain this supplement for future reference.